MASSMUTUAL INSTITUTIONAL FUNDS

Supplement dated January 29, 2004 to the

Prospectus dated May 1, 2003

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information replaces the first paragraph under the heading “Principal Investment Strategies and Risks” for the Large Cap Value Fund:

The Fund seeks to achieve its investment objective by selecting high quality, large capitalization companies primarily in the S&P 500 Index®. The Sub-Adviser to the Fund, Davis Selected Advisers, L.P. (“Davis”), will normally invest at least 80% of the Fund’s assets in common stock of companies with market capitalizations, at the time of purchase, of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

Effective February 1, 2004, the following information replaces the first paragraph under the heading “Principal Investment Strategies and Risks” for the Value Equity Fund:

The Fund’s Sub-Adviser, Fidelity Management & Research Company (“FMR”), invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E), price/sales (P/S), or price/book (P/B) ratios. FMR normally invests at least 80% of the Fund’s assets in equity securities. FMR normally invests the Fund’s assets primarily in common stocks. FMR may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Fund may not achieve its objective.

Effective February 1, 2004, the following information replaces the information for Robert Macdonald under the information for Fidelity Management & Research Company in the section titled About the Investment Adviser and Sub-Advisers:

Brian  Hogan

is portfolio manager of the Value Equity Fund, which he has managed since February 2004. Mr. Hogan has been associated with FMRC since January 2000 and with FMR from 1994 through 2000. Since joining Fidelity Investments in 1994, Mr. Hogan has worked as a research analyst and manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B2098-04-1

MASSMUTUAL INSTITUTIONAL FUNDS

Supplement dated January 29, 2004 to the

Statement of Additional Information dated May 1, 2003, Revised as of May 12, 2003

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and any existing supplements to the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information and any existing supplements.

The following information replaces similar information found under the heading “Short-Term Debt Securities” on pages B-9 and B-10:

Short-Term Instruments and Temporary Investments. The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds also may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P (“Prime-1” or “Prime-2” by Moody’s or “A-1” or “A-2” by S&P for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund and Balanced Fund), or, if unrated, of comparable quality as determined by the investment sub-advisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P (“Baa” by Moody’s or “BBB” by S&P for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund and Balanced Fund); (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant sub-adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B2099-04-1